UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — November 28, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE
EX-99.4: FREE WRITING PROSPECTUS DATED 12-1-05

ITEM 8.01 OTHER EVENTS.
The press releases of Platinum Underwriters Holdings, Ltd. (the “Company”) entitled “Platinum Underwriters Holdings, Ltd. Announces Commencement of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007,” “Platinum Underwriters Holdings, Ltd. Announces Commencement of Common Shares and Series A Mandatory Convertible Preferred Shares Offering,” and “Platinum Underwriters Holdings, Ltd. Announces Pricing of Common Shares and Series A Mandatory Convertible Preferred Shares Offering” are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively and are incorporated by reference herein. This report should not be deemed an admission as to the materiality of any information contained in the press releases.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
On December 1, 2005, the Company filed the attached free writing prospectus under Rule 433 of the Securities Act of 1933, as amended. Such free writing prospectus is attached hereto as Exhibit 99.4 and incorporated by reference herein.
(d) Exhibits
Exhibit 99.1 Press release dated November 28, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Commencement of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007.” This report should not be deemed an admission as to the materiality of any information contained in the press release.
Exhibit 99.2 Press release dated November 28, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Commencement of Common Shares and Series A Mandatory Convertible Preferred Shares Offering.” This report should not be deemed an admission as to the materiality of any information contained in the press release.
Exhibit 99.3 Press release dated December 1, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Common Shares and Series A Mandatory Convertible Preferred Shares Offering.” This report should not be deemed an admission as to the materiality of any information contained in the press release.
Exhibit 99.4 Free writing prospectus dated December 1, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Chief Administrative Officer

Date: December 1, 2005

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Exhibit Index

Exhibit
Number	Description

Exhibit 99.1
Press release dated November 28, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Commencement of Tender Offer for Outstanding 6.371% Senior Guaranteed Notes Due 2007 and Series B 6.371% Senior Guaranteed Notes Due 2007.” This report should not be deemed an admission as to the materiality of any information contained in the press release.

Exhibit 99.2
Press release dated November 28, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Commencement of Common Shares and Series A Mandatory Convertible Preferred Shares Offering.” This report should not be deemed an admission as to the materiality of any information contained in the press release.

Exhibit 99.3
Press release dated December 1, 2005 entitled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Common Shares and Series A Mandatory Convertible Preferred Shares Offering.” This report should not be deemed an admission as to the materiality of any information contained in the press release.

Exhibit 99.4	Free writing prospectus dated December 1, 2005.